                                                                    Exhibit 99.1




                                 ABS Term Sheet

MORGAN STANLEY                       [MORGAN STANLEY LOGO]    February [ ], 1998
Real Estate Debt Capital Markets
Mortgage/Asset Capital Markets

                                 CMBS NEW ISSUE
                             PRELIMINARY TERM SHEET

                    EXPECTED PRICING DATE: FEBRUARY [ ], 1998

                                 $1,309,457,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                          AS MASTER SERVICER AND SELLER

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    AS SELLER

                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                                    AS SELLER

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                           MORGAN STANLEY DEAN WITTER

                            BEAR, STEARNS & CO. INC.
                          DEUTSCHE MORGAN GRENFELL INC.





This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 $1,309,457,000
                                  (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



                                   RATING                                                               INITIAL
              AMOUNT(1)             (DCR/         AVERAGE      PRINCIPAL       EXPECTED FINAL        PASS-THROUGH
 CLASS          ($MM)               S&P)          LIFE(3)    WINDOW(3)(4)   DISTRIBUTION DATE(3)      RATE(5) (7)
  A-1        $378,289,000          AAA/AAA           5.43        1-112            07/15/07               [6.12]%
  A-2         683,829,000          AAA/AAA           9.62       112-117           12/15/07               [6.34]
  X(6)     1,454,956,430(2)        AAA/AAAr          ----         ----            01/15/18         Variable Rate(8)
  B            72,747,000           AA/AA            9.78       117-117           12/15/07               [6.54]
  C            72,747,000            A/A             9.83       117-118           01/15/08               [6.64]
  D            72,747,000          BBB/BBB           9.87       118-118           01/15/08               [6.93]
  E            21,824,000         BBB-/BBB-          9.94       118-119           02/15/08               [7.22]
  F             7,274,000          BBB-/NR           9.95       119-119           02/15/08               [7.22]
  G(6)         54,561,000          NR/BB+           10.58       119-149           08/15/10               [6.12]
  H(6)         14,549,000           NR/BB           13.25       149-168           03/15/12               [6.12]
  J(6)         10,912,000          NR/BB-           14.50       168-176           11/15/12               [6.12]
  K(6)         29,098,000           NR/B            14.89       176-187           10/15/13               [6.12]
  L(6)         10,912,000           NR/B-           16.40       187-206           05/15/15               [6.12]
  M(6)         25,467,431           NR/NR           18.61       206-238           01/15/18               [6.12]

Notes:   (1)      In the case of each such Class, subject to a permitted
                  variance of plus or minus 5%.

         (2) Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

         (3)      Based on Maturity Assumptions described in the Prospectus
                  Supplement.

         (4) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions.

         (5) Other than the Class X Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement.

         (6)      To be offered privately.

         (7) The pass-through rates shown are only for indicative purposes. The final pass-through rates will be determined at pricing.

         (8) The Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Pass-Through Rate on the Class X Certificates on each Distribution Date will equal, in general, the weighted average of the Class X Strip Rates for the respective Principal Balance Certificates for such Distribution Date. The Class X Strip Rate in respect of any Class of Principal Balance Certificates will, in general, equal the excess, if any, of the Weighted Average Net Mortgage Rate over the fixed pass-through rate applicable to such Class of Principal Balance Certificates. The Class X Certificates are rated AAA/AAAr by DCR and S&P.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



I.  ISSUE CHARACTERISTICS

Issue Type:                       The Class A-1, A-2, B, C, D, E and F
                                  Certificates are offered pursuant to the Prospectus Supplement and accompanying
                                  Prospectus dated February 19, 1998, and the class F, G, H, J, K, L, M and X Certificates will be offered privately (pursuant to Rule
                                  144A under the Securities Act of 1933, as amended) pursuant to a Private Placement
                                  Memorandum, dated February [ ], 1998.

Securities Offered:               $1,309,457,000 fixed-rate, monthly pay,
                                  multi-class sequential pay commercial mortgage
                                  REMIC Pass-Through Certificates, including seven principal and interest Classes (Classes
                                  A-1, A-2, B, C, D, E and F).

Collateral:                       The collateral consists of a $1,454,956,430
                                  pool of fixed-rate commercial and multifamily
                                  Mortgage Loans

Sellers: Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc. and John Hancock Real Estate Finance, Inc.

Lead Manager:                     Morgan Stanley & Co. Incorporated

Co-Manager:                       Bear, Stearns & Co. Inc. and Deutsche Morgan
                                  Grenfell Inc. (Investment grade Classes only)

Master Servicer:                  Wells Fargo Bank, National Association

Special Servicer:                 CRIIMI MAE Services Limited Partnership

Trustee/Fiscal Agent:             LaSalle National Bank/ABN AMRO Bank N.V.

Expected Pricing Date:            On or about February [  ], 1998

Expected Closing Date:            On or about March [  ], 1998

Distribution Dates:               The 15th of each month, commencing April 15,
                                  1998

Minimum Denominations:            $5,000 for Class A Certificates; $50,000 for
                                  all other Certificates (other than the Class R
                                  Certificates)

Settlement Terms:                 DTC, Euroclear and Cedel, same day funds,
                                  with accrued interest

Legal/Regulatory Status:          Class A-1, A-2 and X Certificates are
                                  expected to be eligible for exemptive relief under ERISA. No Class of Certificates is
                                  SMMEA eligible.

Risk Factors:                     THE CERTIFICATES INVOLVE A DEGREE OF RISK AND
                                  MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS AND OTHER SPECIAL
                                  CONSIDERATIONS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


II. STRUCTURE CHARACTERISTICS

The Certificates (other than the Class X and Class R Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                   [BAR CHART]

                    Class A-1                          $378.3MM

                    Class A-2                          $683.8MM

                    Class B                            $72.7MM

                    Class C                            $72.7MM

                    Class D                            $72.7MM

                    Class E                            $21.8MM

                    Class F                             $7.3MM

                    Class G                            $54.6MM

                    Class H                            $14.5MM

                    Class J                            $10.2MM

                    Class K                            $29.1MM

                    Class L                            $10.9MM

                    Class M                            $25.5MM

                         NR = Not Rated

                      Note: (1) See footnote 8 on page T-1.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



Interest Distributions:           Each Class of Certificates (other than the
                                  Class R Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding
                                  Certificate Balance or Notional Amount of such
                                  Class, as applicable.

Pass-Through Rates:               Class A-1:         [6.12%]
                                  Class A-2:         [6.34%]
                                  Class B:           [6.54%]
                                  Class C:           [6.64%]
                                  Class D:           [6.93%]
                                  Class E:           [7.22%]
                                  Class F:           [7.22%]
                                  Class G:           [6.12%]
                                  Class H:           [6.12%]
                                  Class J:           [6.12%]
                                  Class K:           [6.12%]
                                  Class L:           [6.12%]
                                  Class M:           [6.12%]
                                  Class X:           See footnote 8 on page
                                                     T-1.

                                  The Pass-Through Rate for each class of
                                  Principal Balance Certificates for any
                                  Distribution Date will not exceed the
                                  Weighted Average Net Mortgage Rate for
                                  such Distribution Date.

Principal Distributions:          Principal will be distributed on each
                                  Distribution Date to the most senior Class
                                  (i.e., the Class with the earliest
                                  alphabetical/numerical Class designation) of the Principal Balance Certificates outstanding, until its Certificate Balance is reduced to zero (sequential order). If, due to losses, the Certificate Balances of the Class
                                  B through Class M Certificates are reduced to zero or Appraisal Reductions exceed the aggregate Certificate Balance of the
                                  Subordinate Certificates, payments of
                                  principal to the Class A-1 and A-2
                                  Certificates will be made on a pro rata basis.

Prepayment Premium Allocation:    Prepayment Premiums (to the extent received)
                                  will be allocated among the Class X
                                  Certificates and the Principal Balance
                                  Certificates (other than Classes G, H, J, K, L and M) entitled to distributions in respect of principal on any Distribution Date, as described in the Prospectus Supplement under "DESCRIPTION OF THE CERTIFICATES -
                                  Distributions of Prepayment Premiums."

Credit Enhancement:               Each Class of Certificates (other than Classes
                                  A-1, A-2 and X) will be subordinate to all other Classes with an earlier alphabetical
                                  Class designation.

Advancing:                        The Master Servicer, the Trustee and the
                                  Fiscal Agent (in that order) will each be obligated to make P&I Advances and Servicing
                                  Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

Realized Losses and Expense       Realized Losses and Expense Losses, if any,
Loses:                            will be allocated to the Class M, Losses:
                                  Class L, Class K, Class J, Class H, Class G,
                                  Class F, Class E, Class D, Class C and Class
                                  B Certificates, in that order, and then to Classes A-1 and A-2 and, with respect to losses allocated to interest, Class X
                                  Certificates, pro rata, in each case
                                  reducing amounts payable thereto. Any
                                  interest shortfall of any Class of
                                  Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Prepayment Interest Shortfalls:   For any Distribution Date, any Net Aggregate
                                  Prepayment Interest Shortfall not offset by the Servicing Fee (less any amounts payable to Sub-Servicers) for such Distribution Date, will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

Appraisal Reductions:             An appraisal reduction generally will be
                                  created in the amount, if any, by which the Principal Balance of a Specially Serviced
                                  Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged
                                  Property. The Appraisal Reduction Amount will reduce proportionately the amount of P&I
                                  Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

                                  An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

Operating Adviser:                The Operating Adviser, which may be appointed
                                  by the Controlling Class, will have the right to approve and direct certain actions of the Special Servicer with respect to Specially
                                  Serviced Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral.

Controlling Class:                The Controlling Class will generally be the
                                  most subordinate Class of Certificates
                                  outstanding at any time or, if the Certificate
                                  Balance of such Class is less than 50% (or for Class M, 20%) of the initial Certificate
                                  Balance of such Class, the next most
                                  subordinate Class of Principal Balance
                                  Certificates.

Special Servicer:                 In general, the Special Servicer has the right
                                  to modify the terms of a Specially Serviced
                                  Mortgage Loan if it determines that such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Final Rated
                                  Distribution Date, grant more than three one-year extensions of the maturity date of a Mortgage Loan which has a below market rate, reduce the Mortgage Rate to a rate below the market rate or defer

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                                  interest due in excess of 10% of the
                                  Scheduled Principal Balance of such Mortgage
                                  Loan.

Optional Termination:             The Depositor, then the Master Servicer, then
                                  the Special Servicer and then the holder of a majority of the R-I Certificates will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the aggregate
                                  Certificate Balance of all Classes of
                                  Certificates then outstanding is less than or equal to 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate Scheduled
                                  Principal Balance of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed
                                  Advances.

Reports to Certificateholders:    The Trustee will prepare and deliver monthly
                                  Certificateholder Reports. The Special
                                  Servicer will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each Specially
                                  Serviced Mortgage Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage
                                  Loan, as available. Each of the reports will be available to the Certificateholders. A
                                  Report containing information regarding the
                                  Mortgage Loans will be available
                                  electronically.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

III. ORIGINATORS    Wells Fargo

                    The Mortgage Pool includes 175 Mortgage Loans, representing approximately 50.8% of the Initial Pool Balance, originated by Wells Fargo, National Association ("Wells Fargo").

                    Founded in 1852, Wells Fargo & Company is the holding company for Wells Fargo. Wells Fargo provides a full range of banking services to individual, agri-business, real estate, commercial and small business customers. For the year ended December 31, 1997 and for the year ended December 31, 1996, Wells Fargo & Company reported, on a consolidated basis, net income of $1,155MM and $1,071MM, respectively. As of December 31, 1997 and as of December 31, 1996 Wells Fargo & Company reported, on a consolidated basis, total assets of $97.5Bn and $108.9Bn, respectively and total capital (Tier 1 & 2) of $9.2Bn and $10.0Bn, respectively.

                    As of December 31, 1997 Wells Fargo and its subsidiaries serviced a portfolio of multifamily and commercial mortgage loans totaling approximately $15.2Bn, of which $3.0Bn was for third parties. Commercial and multifamily mortgage loans originated for securitization by Wells Fargo and its subsidiaries are generally serviced by Wells Fargo. Wells Fargo has been approved as a master and special servicer by all four rating agencies.

                    The Loans originated by Wells Fargo were originated through Wells Fargo's Capital Markets Group ("Capital Markets Group"). The Capital Markets Group maintains loan production offices in six metropolitan areas in California and nine other cities nationwide. The group is staffed with approximately 20 originators and approximately 20 underwriters and is supported by Wells Fargo's Appraisal and Real Estate Technical Services (RETECHS) personnel.

                    Wells Fargo has completed three previous conduit securitizations.

                    Morgan Stanley Mortgage Capital Inc.

                    The Mortgage Pool includes 111 Mortgage Loans, representing approximately 38.8% of the Initial Pool Balance, either acquired or originated by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC"). MSMC is a subsidiary of Morgan Stanley & Co. Incorporated that was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                    John Hancock Real Estate Finance, Inc.

                    The Mortgage Pool includes 34 Mortgage Loans, representing approximately 10.4% of the Initial Pool Balance, originated by John Hancock Real Estate Finance, Inc. ("JHREF"). JHREF is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. JHREF was formed to originate and service commercial and multifamily mortgage loans. JHREF presently has seven offices across the country and a loan servicing center in Atlanta, GA. Each of the JHREF Mortgage Loans were underwritten at JHREF's Boston headquarters and was closed by JHREF.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



IV. COLLATERAL DESCRIPTION

Summary: The Mortgage Pool consists of a $1,454,956,430 pool of 320 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 36 states. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 7.789% and a weighted average remaining term to maturity of 120 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.



                             GEOGRAPHIC DISTRIBUTION

                      [U.S. MAP OF GEOGRAPHIC DISTRIBUTION]

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 $1,309,457,000
                                  (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                              CUT-OFF DATE BALANCES


                                                            PERCENT BY                   WEIGHTED                WEIGHTED
                               NUMBER                      AGGREGATE     WEIGHTED       AVERAGE                 AVERAGE    WEIGHTED
                                 OF         AGGREGATE    CUT-OFF DATE     AVERAGE      REMAINING    WEIGHTED    CUT-OFF    AVERAGE
                              MORTGAGE    CUT-OFF DATE      BALANCE      MORTGAGE       TERM TO     AVERAGE       DATE     BALLOON
CUT-OFF DATE BALANCE ($)       LOANS         BALANCE          (%)        RATE (%)   MATURITY (MOS)  DSCR (X)    LTV (%)    LTV (%)
------------------------       -----         -------          ---        --------   --------------  --------    -------    -------
1 to 1,000,000                    23        $19,649,788        1.35        7.964           137         1.55       61.0       36.1
1,000,001 to 2,000,000            78        119,316,945        8.20        7.843           130         1.70       61.8       43.9
2,000,001 to 3,000,000            66        164,298,820       11.29        8.049           133         1.52       64.7       45.6
3,000,001 to 4,000,000            39        139,417,532        9.58        7.933           127         1.46       69.4       54.2
4,000,001 to 5,000,000            36        159,882,931       10.99        7.842           124         1.56       68.4       55.2
5,000,001 to 6,000,000            24        132,929,122        9.14        7.797           132         1.52       67.0       47.0
6,000,001 to 7,000,000             7         45,799,611        3.15        7.999           132         1.46       73.2       55.9
7,000,001 to 8,000,000            12         90,905,172        6.25        7.793           108         1.52       69.7       58.8
8,000,001 to 9,000,000             5         42,781,073        2.94        7.410           127         1.71       67.3       56.4
9,000,001 to 10,000,000            2         18,853,762        1.30        7.778           117         1.39       74.9       66.2
10,000,001 to 11,000,000           4         41,805,180        2.87        7.829            91         1.40       74.2       66.4
11,000,001 to 12,000,000           4         45,188,406        3.11        7.631           108         1.29       77.5       69.4
12,000,001 to 13,000,000           7         88,880,320        6.11        7.369           101         1.60       68.9       61.1
13,000,001 and above              13        345,247,768       23.73        7.692           113         1.53       69.7       59.4
                                  --        -----------       -----        -----           ---         ----       ----       ----

TOTAL OR WEIGHTED AVERAGE:       320     $1,454,956,430      100.00%       7.789%          120         1.53X      68.4%      54.6%
                                 ===     ==============      ======        =====           ===         ====       ====       ====

Min:                          $447,705
Max:                       $59,807,596
Average:                    $4,546,739


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 $1,309,457,000
                                  (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                                     STATES

                                                         PERCENT BY                       WEIGHTED                       WEIGHTED
                         NUMBER                           AGGREGATE      WEIGHTED         AVERAGE                        AVERAGE
                           OF           AGGREGATE       CUT-OFF DATE     AVERAGE         REMAINING         WEIGHTED      CUT-OFF
                        MORTGAGE       CUT-OFF DATE        BALANCE       MORTGAGE         TERM TO          AVERAGE         DATE
STATE                    LOANS           BALANCE             (%)         RATE (%)      MATURITY (MOS)      DSCR (X)      LTV (%)
-----                    -----           -------             ---         --------      --------------      --------      -------
California                 120         $501,571,884          34.47         7.578            118               1.57         66.6
Texas                       39          142,627,138           9.80         7.810            136               1.53         68.2
Arizona                     13           85,400,330           5.87         7.971            116               1.62         66.8
Ohio                        15           71,510,029           4.91         7.735            124               1.49         74.7
Nevada                      13           61,768,159           4.25         7.814            108               1.54         69.6
Pennsylvania                 6           61,169,344           4.20         8.029            120               1.53         67.1
Utah                         8           50,805,348           3.49         8.083            103               1.47         70.0
New York                     6           50,690,158           3.48         8.289            115               1.54         66.3
Washington                  11           39,348,809           2.70         8.107            153               1.38         63.3
Maryland                     2           36,830,890           2.53         7.242            118               1.46         73.9
Massachusetts                3           35,544,078           2.44         7.895            116               1.43         72.8
Florida                     13           34,989,799           2.40         8.102            122               1.59         66.6
Colorado                     6           29,426,664           2.02         7.385            112               1.48         73.3
Indiana                      8           28,907,400           1.99         8.147            112               1.38         71.8
Louisiana                    4           23,468,222           1.61         7.671            117               1.34         71.9
Minnesota                    2           22,942,021           1.58         7.969             61               1.49         66.3
North Carolina               6           19,626,784           1.35         8.339            149               1.34         71.5
Oregon                       3           19,410,798           1.33         8.012            154               1.75         64.2
Michigan                     6           19,194,738           1.32         7.773            117               1.59         69.0
Virginia                     2           18,165,963           1.25         6.890            118               1.50         76.8
New Jersey                   5           16,382,734           1.13         8.075            117               1.41         68.7
Georgia                      5           14,025,900           0.96         8.136            162               1.41         72.1
Illinois                     3           11,510,246           0.79         7.540            137               1.82         65.8
Vermont                      2           10,037,801           0.69         8.423            115               1.49         64.5
Missouri                     3            7,828,302           0.54         7.354            142               1.44         65.1
Connecticut                  2            6,939,833           0.48         8.502            171               1.53         71.1
Idaho                        4            5,788,743           0.40         7.820            115               1.53         65.6
New Hampshire                1            4,689,637           0.32         7.570            117               1.51         79.5
Mississippi                  1            4,649,184           0.32         8.030            118               2.04         65.5
Iowa                         1            4,112,076           0.28         9.830            111               1.36         70.9
South Carolina               2            4,087,775           0.28         8.265            115               1.42         73.4
Alabama                      1            4,005,987           0.28         8.430            115               1.45         74.2
Tennessee                    1            2,391,260           0.16         7.370            115               1.30         77.1
Delaware                     1            2,117,250           0.15         8.256            114               1.37         74.6
Montana                      1            2,090,058           0.14         8.060             77               1.44         73.1
Kentucky                     1              901,087           0.06         8.520            172               1.39         63.5
--------------------- ------------- ------------------- -------------- ------------- ------------------- ------------- -------------
TOTAL OR                   320       $1,454,956,430         100.00%        7.789%           120               1.53X        68.4%
WEIGHTED
AVERAGE:
===================== ============= =================== ============== ============= =================== ============= =============

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 $1,309,457,000
                                  (APPROXIMATE)
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                                 PROPERTY TYPES


                                                         PERCENT BY                     WEIGHTED                 WEIGHTED
                              NUMBER                     AGGREGATE        WEIGHTED       AVERAGE                 AVERAGE   WEIGHTED
                                OF         AGGREGATE    CUT-OFF DATE       AVERAGE      REMAINING     WEIGHTED   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE      BALANCE        MORTGAGE       TERM TO      AVERAGE      DATE    BALLOON
PROPERTY TYPE                 LOANS         BALANCE          (%)          RATE (%)   MATURITY (MOS)   DSCR (X)   LTV (%)   LTV (%)
-------------                 -----         -------          ---          --------   --------------   --------   -------   -------
Retail                          93        $399,696,781      27.47           7.922           135         1.45       70.7      52.4
Multifamily                     71         349,484,642      24.02           7.368           120         1.54       71.5      59.5
Hospitality                     22         221,996,201      15.26           8.143           103         1.63       65.0      54.2
Industrial                      69         208,480,351      14.33           7.767           118         1.60       62.9      47.7
Office                          38         182,639,301      12.55           7.910           117         1.47       67.0      56.1
Mobile Home Park                 6          42,567,077       2.93           7.400           103         1.49       77.0      68.9
Mixed Use                        9          28,057,591       1.93           8.395           121         1.44       69.6      55.4
Self Storage                    12          22,034,486       1.51           7.657           116         1.96       56.4      46.1
                                --          ----------       ----           -----           ---         ----       ----      ----

TOTAL OR WEIGHTED AVERAGE:     320      $1,454,956,430     100.00%          7.789%          120         1.53X      68.4%     54.6%
                               ===      ==============     ======           =====           ===         ====       ====      ====

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



                                 MORTGAGE RATES


                                                        PERCENT BY                     WEIGHTED                WEIGHTED
                              NUMBER                     AGGREGATE       WEIGHTED      AVERAGE                 AVERAGE    WEIGHTED
                                OF        AGGREGATE    CUT-OFF DATE      AVERAGE      REMAINING     WEIGHTED   CUT-OFF    AVERAGE
                             MORTGAGE    CUT-OFF DATE     BALANCE        MORTGAGE      TERM TO      AVERAGE      DATE     BALLOON
MORTGAGE RATE (%)              LOANS       BALANCE          (%)          RATE (%)   MATURITY (MOS)  DSCR (X)   LTV (%)    LTV (%)
-----------------              -----       -------          ---          --------   --------------  --------   -------    -------
6.501 to 7.000                   13       $86,451,375       5.94           6.938         128           1.75      66.5       52.2
7.001 to 7.500                   76       412,878,079      28.38           7.262         116           1.59      70.1       59.0
7.501 to 8.000                  106       496,524,559      34.13           7.787         116           1.50      68.5       55.3
8.001 to 8.500                   86       309,869,078      21.30           8.261         123           1.46      66.9       53.0
8.501 to 9.000                   32       133,183,852       9.15           8.694         140           1.48      67.8       45.5
9.001 to 9.500                    6        11,937,411       0.82           9.180         131           1.56      61.5       38.1
9.501 to 10.000                   1         4,112,076       0.28           9.830         111           1.36      70.9       57.4
                             ------         ---------       ----           -----         ---           ----      ----       ----

TOTAL OR WEIGHTED AVERAGE:      320    $1,454,956,430     100.00%          7.789%        120           1.53X     68.4%      54.6%
                                ===    ==============     ======           =====         ===           ====      ====       ====

Min:                       6.760%
Max:                       9.830%
Weighted Average:          7.789%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                        ORIGINAL TERMS TO STATED MATURITY


                                                         PERCENT BY                   WEIGHTED              WEIGHTED
                             NUMBER                      AGGREGATE     WEIGHTED       AVERAGE                AVERAGE   WEIGHTED
                               OF         AGGREGATE    CUT-OFF DATE     AVERAGE      REMAINING    WEIGHTED   CUT-OFF   AVERAGE
ORIGINAL TERM TO            MORTGAGE    CUT-OFF DATE      BALANCE      MORTGAGE       TERM TO     AVERAGE      DATE    BALLOON
STATED MATURITY (MOS)        LOANS         BALANCE          (%)        RATE (%)   MATURITY (MOS)  DSCR (X)   LTV (%)   LTV (%)
---------------------        -----         -------          ---        --------   --------------  --------   -------   -------
1 to 60                          7        $79,138,167       5.44         7.567            56         1.67     63.5      60.0
61 to 120                      257      1,205,382,675      82.85         7.776           113         1.53     69.3      59.3
121 to 144                       4         13,383,941       0.92         8.072           134         1.27     67.2      38.9
145 to 180                      25         60,431,986       4.15         7.859           176         1.50     64.3      31.5
181 to 240                      27         96,619,662       6.64         8.041           225         1.45     64.1       8.8
                                --         ----------       ----         -----           ---         ----     ----       ---

TOTAL OR WEIGHTED AVERAGE:     320     $1,454,956,430     100.00%        7.789%          120         1.53X    68.4%     54.6%
                               ===     ==============     ======         =====           ===         ====     ====      ====

Min:                               60
Max:                              240
Weighted Average:                 125

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1



                       REMAINING TERMS TO STATED MATURITY


                                                         PERCENT BY                  WEIGHTED                WEIGHTED
                              NUMBER                      AGGREGATE    WEIGHTED       AVERAGE                AVERAGE       WEIGHTED
                                OF        AGGREGATE     CUT-OFF DATE    AVERAGE      REMAINING    WEIGHTED   CUT-OFF       AVERAGE
REMAINING TERM TO            MORTGAGE   CUT-OFF DATE       BALANCE     MORTGAGE       TERM TO     AVERAGE      DATE        BALLOON
STATED MATURITY (MOS)         LOANS        BALANCE           (%)       RATE (%)   MATURITY (MOS)  DSCR (X)   LTV (%)       LTV (%)
---------------------         -----        -------           ---       --------   --------------  --------   -------       -------
1 to 60                           8        $92,065,492       6.33        7.586           56          1.73     60.1          56.6
61 to 84                         11         60,380,004       4.15        7.451           78          1.44     75.7          70.8
85 to 120                       245      1,132,075,347      77.81        7.794          116          1.53     69.2          58.9
121 to 180                       29         73,815,927       5.07        7.898          168          1.46     64.8          32.8
181 to 240                       27         96,619,662       6.64        8.041          225          1.45     64.1           8.8
                                 --         ----------       ----        -----          ---          ----     ----           ---
TOTAL OR WEIGHTED AVERAGE:      320     $1,454,956,430     100.00%       7.789%         120          1.53X    68.4%         54.6%
                                ===     ==============     ======        =====          ===          ====     ====          ====

Min:                                48
Max:                               238
Weighted Average:                  120

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1


                           ORIGINAL AMORTIZATION TERMS

                                                        PERCENT BY                  WEIGHTED               WEIGHTED
                             NUMBER                     AGGREGATE    WEIGHTED       AVERAGE                 AVERAGE    WEIGHTED
                               OF        AGGREGATE    CUT-OFF DATE    AVERAGE      REMAINING     WEIGHTED   CUT-OFF    AVERAGE
ORIGINAL AMORTIZATION       MORTGAGE   CUT-OFF DATE      BALANCE     MORTGAGE       TERM TO      AVERAGE      DATE     BALLOON
TERM (MOS)                   LOANS        BALANCE          (%)       RATE (%)   MATURITY (MOS)   DSCR (X)   LTV (%)    LTV (%)
----------                   -----        -------          ---       --------   --------------   --------   -------    -------
Interest Only                    1       $30,000,000       2.06         7.035          58           1.85      60.0      60.4
120                              1         1,369,318       0.09         8.140         116           2.84      16.5       0.0
121 to 144                       1         2,655,059       0.18         8.130         140           1.32      52.1       0.8
145 to 180                      12        23,716,556       1.63         8.060         169           1.54      55.8       1.8
181 to 240                      45       155,538,307      10.69         8.033         153           1.50      64.2      28.5
241 to 360                     260     1,241,677,191      85.34         7.770         117           1.53      69.4      58.9
                               ---     -------------      -----         -----         ---           ----      ----      ----

TOTAL OR WEIGHTED AVERAGE:     320    $1,454,956,430     100.00%        7.789%        120           1.53X     68.4%     54.6%
                               ===    ==============     ======         =====         ===           ====      ====      ====

Min (excl. I/O):                      120
Max:                                  360
Weighted Average (excl. I/O):         319

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                          DEBT SERVICE COVERAGE RATIOS

                                                                      PERCENT BY                        WEIGHTED
                                      NUMBER                           AGGREGATE       WEIGHTED          AVERAGE
                                        OF           AGGREGATE       CUT-OFF DATE       AVERAGE         REMAINING        WEIGHTED
DEBT SERVICE                         MORTGAGE      CUT-OFF DATE         BALANCE        MORTGAGE          TERM TO         AVERAGE
COVERAGE RATIO (X)                    LOANS           BALANCE             (%)          RATE (%)      MATURITY (MOS)      DSCR (X)
------------------                  ---------      ------------      ------------      --------      -------------       --------

1.00 to 1.14                             2            $8,178,478           0.56          8.625             212              1.09
1.15 to 1.24                            21            91,100,814           6.26          8.037             130              1.21
1.25 to 1.34                            44           237,338,124          16.31          7.930             133              1.31
1.35 to 1.49                            94           448,199,138          30.80          7.855             118              1.42
1.50 to 1.74                            96           444,482,232          30.55          7.672             115              1.59
1.75 to 1.99                            33           128,969,374           8.86          7.610             119              1.85
2.00 and above                          30            96,688,272           6.65          7.602             110              2.24
                                       ---        --------------         ------          -----             ---              ----
TOTAL OR WEIGHTED AVERAGE:             320        $1,454,956,430         100.00%         7.789%            120              1.53X
                                       ===        ==============         ======          =====             ===              ====

                                  WEIGHTED
                                  AVERAGE       WEIGHTED
                                  CUT-OFF       AVERAGE
DEBT SERVICE                        DATE        BALLOON
COVERAGE RATIO (X)                LTV (%)       LTV (%)
------------------                --------      --------

1.00 to 1.14                        72.1          0.0
1.15 to 1.24                        74.6         54.9
1.25 to 1.34                        73.4         55.9
1.35 to 1.49                        72.0         60.8
1.50 to 1.74                        67.9         54.9
1.75 to 1.99                        57.9         43.8
2.00 and above                      49.1         40.4
                                    ----         ----
TOTAL OR WEIGHTED AVERAGE:          68.4%        54.6%
                                    ====         ====

Min:                             1.07x
Max:                             2.84x
Weighted Average:                1.53x

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                        CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                      PERCENT BY                        WEIGHTED
                                      NUMBER                           AGGREGATE       WEIGHTED          AVERAGE
                                        OF           AGGREGATE       CUT-OFF DATE       AVERAGE         REMAINING        WEIGHTED
CUT-OFF DATE LOAN-TO-                MORTGAGE      CUT-OFF DATE         BALANCE        MORTGAGE          TERM TO         AVERAGE
VALUE RATIOS (%)                      LOANS           BALANCE             (%)          RATE (%)      MATURITY (MOS)      DSCR (X)
--------------------                 --------      ------------     -------------      --------     --------------       --------
10.1 to 20.0                             1           1,369,318              0.09         8.140              116             2.84
30.1 to 40.0                             9          32,023,205              2.20         7.478               98             2.35
40.1 to 50.0                            19          50,198,997              3.45         7.778              145             1.93
50.1 to 60.0                            56         184,633,995             12.69         7.696              118             1.78
60.1 to 70.0                            92         439,668,392             30.22         7.991              121             1.53
70.1 to 80.0                           136         714,128,349             49.08         7.707              120             1.41
80.1 to 90.0                             7          32,934,175              2.26         7.693              116             1.39
                                       ---       --------------           ------         -----              ---             ----
TOTAL OR WEIGHTED AVERAGE:             320       $1,454,956,430           100.00%        7.789%             120             1.53X
                                       ===       ==============           ======         =====              ===             ====

                                       WEIGHTED
                                       AVERAGE       WEIGHTED
                                       CUT-OFF       AVERAGE
CUT-OFF DATE LOAN-TO-                    DATE        BALLOON
VALUE RATIOS (%)                       LTV (%)       LTV (%)
--------------------                   --------      --------
10.1 to 20.0                             16.5           0.0
30.1 to 40.0                             39.0          32.4
40.1 to 50.0                             46.8          26.2
50.1 to 60.0                             56.4          42.0
60.1 to 70.0                             66.6          51.6
70.1 to 80.0                             74.9          62.1
80.1 to 90.0                             80.9          71.1
                                         ----          ----
TOTAL OR WEIGHTED AVERAGE:               68.4%         54.6%
                                         ====          ====

Min:                             16.5%
Max:                             85.9%
Weighted Average:                68.4%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $1,309,457,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF1

                          BALLOON LOAN-TO-VALUE RATIOS

                                                                      PERCENT BY                        WEIGHTED
                                      NUMBER                           AGGREGATE       WEIGHTED          AVERAGE
                                        OF           AGGREGATE       CUT-OFF DATE       AVERAGE         REMAINING        WEIGHTED
BALLOON LOAN-TO-                     MORTGAGE      CUT-OFF DATE         BALANCE        MORTGAGE          TERM TO         AVERAGE
VALUE RATIOS (%)                      LOANS           BALANCE             (%)          RATE (%)      MATURITY (MOS)      DSCR (X)
----------------                     --------      ------------      ------------      --------      -------------       --------
0.0                                     25            61,528,302           4.23          7.730              213             1.60
0.1 to 10.0                             11            32,763,196           2.25          8.383              201             1.38
20.1 to 30.0                             9            32,791,453           2.25          8.319              210             1.43
30.1 to 40.0                            19            58,809,224           4.04          7.609              109             2.11
40.1 to 50.0                            58           168,763,975          11.60          7.966              118             1.71
50.1 to 60.0                            86           414,990,806          28.52          7.899              114             1.54
60.1 to 70.0                            91           522,456,930          35.91          7.682              111             1.46
70.1 to 80.0                            21           162,852,545          11.19          7.525              105             1.38
                                       ---        --------------         ------          -----              ---             ----

TOTAL OR WEIGHTED AVERAGE:             320        $1,454,956,430         100.00%         7.789%             120             1.53X
                                       ===        ==============         ======          =====              ===             ====


                                        WEIGHTED
                                        AVERAGE       WEIGHTED
                                        CUT-OFF       AVERAGE
BALLOON LOAN-TO-                          DATE        BALLOON
VALUE RATIOS (%)                        LTV (%)       LTV (%)
----------------                        --------      -------
0.0                                       59.4           0.0
0.1 to 10.0                               60.2           2.1
20.1 to 30.0                              65.6          26.6
30.1 to 40.0                              45.6          36.2
40.1 to 50.0                              58.9          45.9
50.1 to 60.0                              67.7          56.3
60.1 to 70.0                              72.9          64.4
70.1 to 80.0                              79.2          71.6
                                          ----          ----

TOTAL OR WEIGHTED AVERAGE:                68.4%         54.6%
                                          ====          ====

Min:                             0.0%
Max:                            76.4%
Weighted Average:               54.6%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.